Summary Prospectus
March 1, 2019
Columbia Multi-Sector Municipal Income ETF

Ticker Symbol
MUST

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (columbiathreadneedleetf.com), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank).
You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account.

Before you invest, you may want to review the Columbia Multi-Sector Municipal Income ETF's (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at http://www.columbiathreadneedleetf.com/literature. If you hold your Fund shares through a financial intermediary (such as a broker-dealer or bank), you can get this information at no cost by contacting that financial intermediary. If you hold your Fund shares directly with the Fund, you can get this information at no cost by calling 888.800.4347 or by sending an email to salesinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated March 1, 2019, and current statement of additional information.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia Multi-Sector Municipal Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Municipal Bond Index (the Index).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.28%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.00%
Total annual Fund operating expenses	0.28%
(a)	Pursuant to the Investment Management Services Agreement with Columbia ETF Trust I on behalf of the Fund (the IMS Agreement), Columbia Management Investment Advisers, LLC (the Investment Manager) pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.
(b)	Other expenses are based on estimated amounts for the Fund’s current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Investors may pay brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in the example. The example also does not include transaction fees on purchases and redemptions of Creation Units (defined below) because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs (based on estimated Fund expenses) would be:
1 year	3 years
$29	$90
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from October 10, 2018 (commencement of operations) to October 31, 2018, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
1	Columbia Multi-Sector Municipal Income ETF

Principal Investment Strategies
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in securities within the Index. For purposes of this policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds and other debt instruments issued by or on behalf of state or local governmental units whose interest is exempt from U.S. federal income tax. In addition, the Fund may invest up to 20% of its assets in bonds and other debt instruments not included within the Index, cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including money market funds advised by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager)), that the Investment Manager believes will help the Fund track the Index.
The Index is owned and calculated by Bloomberg Index Services Limited (Bloomberg or the Index Provider), which is not affiliated with the Fund or Columbia Management. The Index was developed by Columbia Management working with the Index Provider.
Beta Advantage® Multi-Sector Approach to U.S. Municipal Debt Market Investing. The Index reflects a rules-based, multi-sector strategic beta approach to measuring the performance of the U.S tax-exempt bond market, which is composed of bonds issued by or on behalf of state or local governments whose interest is exempt from regular federal income tax (but may be subject to the alternative minimum tax), through representation of five sectors of the municipal debt market in the Index, with a focus on yield, quality, maturity, liquidity, and interest rate sensitivity of the particular eligible universe. The Index includes publicly issued U.S. dollar denominated, fixed rate municipal bonds. California bonds, Guam bonds, Puerto Rico bonds, U.S. Virgin Island bonds, other U.S. territories, commonwealths and possessions, pre-refunded bonds, insured bonds, floaters, callable bonds with less than 1 year to call, tobacco bonds, and derivatives are all excluded from the Index.
The Index, and therefore the Fund, will have exposure to the following five sectors of the municipal debt market (% amount noted is the Index’s allocation to the particular sector): the Municipal Core Revenue Sector, as described below (45%); health care-related debt – the Municipal Health Care Sector (20%); high quality revenue bonds – the Municipal High Quality Revenue Sector (15%); general obligation (GO) bonds – the Municipal Core GO Sector (10%); and high yield debt (also known as “junk bonds”) – the Municipal High Yield Sector (10%). Each of the five sector’s component bonds, other than the Municipal High Yield Sector, is derived from a sub-set index or indices of the Bloomberg Barclays Municipal Bond Index (the Parent Index), which serves as each sector’s initial universe of securities eligible for inclusion in the Index. The Parent Index is a broad-based, market value-weighted index designed to measure the performance of the U.S. municipal bond market. The Index is designed to achieve higher yields and stronger risk-adjusted returns relative to that of the Parent Index. The Index’s allocation to each of the five sectors is fixed and, as such, will not vary as a result of Index rebalancing or reconstitution. The number of securities in each of the five sectors and the Index as a whole noted below are as of January 31, 2019 and may change over time. The five sectors, each as discussed below, will generate all of the component securities of the Index. Each sector, as well as the Index itself, is market-value weighted.
Beta Advantage® Strategy to Investing in the Municipal Core Revenue Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in: the Bloomberg Barclays Municipal Bond: Electric Index, the Bloomberg Barclays Municipal Bond: Transportation Index, the Bloomberg Barclays Municipal Bond: Education Index, and the Bloomberg Barclays Municipal Bond: Leasing Index that meet the following criteria: are rated Aa3 or lower; have a remaining maturity of between and including 5 and 15 years; have an outstanding par value of at least $10 million for the Bloomberg Barclays Municipal Bond: Leasing Index, $15 million for the Bloomberg Barclays Municipal Bond: Electric Index and the Bloomberg Barclays Municipal Bond: Education Index, and $30 million for the Bloomberg Barclays Municipal Bond: Transportation Index; and were issued as part of a transaction of at least $100 million. At January 31, 2019, this sector held 1,534 securities.
Beta Advantage® Strategy to Investing in the Municipal Health Care Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays Municipal Bond: Hospital Index that meet the following criteria: are rated Aa2 or lower; have a remaining maturity of between and including 10 and 25 years; have an outstanding par value of at least $10 million; and were issued as part of a transaction of at least $100 million. At January 31, 2019, this sector held 1,390 securities.
Beta Advantage® Strategy to Investing in the Municipal High Quality Revenue Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the: (i) Bloomberg Barclays Municipal Bond: Housing Index that meet the following criteria: are rated Aa2 or higher; have a remaining maturity of between and including 2 and 15 years; have an outstanding par value of at least $10 million; and were issued as part of a transaction of at least $100 million; and (ii) the Bloomberg Barclays Municipal Bond: Water & Sewer Index
Columbia Multi-Sector Municipal Income ETF	2

that meet the following criteria: are rated A2 or higher; have a remaining maturity of between and including 2 and 10 years; have an outstanding par value of at least $15 million; and were issued as part of a transaction of at least $100 million. At January 31, 2019, this sector held 764 securities.
Beta Advantage® Strategy to Investing in the Municipal Core GO Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays Municipal Bond: GO Index that meet the following criteria: are rated Aa3 or higher; have a remaining maturity of between and including 2 and 10 years; have an outstanding par value of at least $15 million for local GO bonds and $25 million for state GO bonds; and were issued as part of a transaction of at least $100 million. At January 31, 2019, this sector held 1,704 securities.
Beta Advantage® Strategy to Investing in the Municipal High Yield Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays Municipal High Yield Bond Index that meet the following criteria: are rated B3 or higher; have a remaining maturity of between and including 10 and 25 years; have an outstanding par value of at least $5 million; and were issued as part of a transaction of at least $25 million. Tobacco bonds are excluded from this sector. At January 31, 2019, this sector held 424 securities.
All credit rating designations noted above are according to Bloomberg Barclays’ index rating methodology.
The Fund may invest, as part of its 80% investment policy or otherwise when the Investment Manager believes it will help the Fund track the Index, in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions.
The Index is reconstituted and rebalanced monthly on the last business day of each month.
Columbia Management expects to utilize a “representative sampling” strategy whereby the Fund invests in only some of the component securities of the Index that, collectively, are believed by the Investment Manager to generally reflect the same risk and return characteristics of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating (or investing in) the entire Index. Through its representative sampling investment technique, the Fund expects to typically hold approximately 120 bonds, which is a small subset of the total number of holdings in the Index, which, as of January 31, 2019, had 5,816 holdings. As Fund assets under management increase, the Fund’s holdings will likely increase. There may be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index. Under certain circumstances or conditions or due to other factors, including, for example, the size of the Fund (in terms of assets under management), the Fund may increase its number of holdings beyond the typical number of holdings stated above.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index by the Index Provider.
The Investment Manager does not invest the Fund’s assets based on its view of the investment merits of a particular security or company, neither does it conduct fundamental investment research or analysis, nor seek to forecast or otherwise consider market movements, conditions or trends in managing the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
To the extent the Index is concentrated in a particular sector or industry, the Fund will necessarily be concentrated in that sector or industry.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to
3	Columbia Multi-Sector Municipal Income ETF

create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Concentration Risk. The Fund will concentrate its investments in companies conducting business in a related group of industries within a sector(s) to approximately the same extent as the Index. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund also bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account. It is not possible to invest directly in an index.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Debt instruments backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Unless otherwise provided in the Fund’s Principal Investment Strategies, investment grade debt instruments are those rated at or above BBB- by S&P Global Ratings, or equivalently rated by Moody’s Investors Service, Inc. or Fitch, Inc., or, if unrated, determined by the management team to be of comparable quality. Conversely, below investment grade (commonly called “high-yield” or “junk”) debt instruments are those rated below BBB- by S&P Global Ratings, or equivalently rated by Moody’s Investors Service, Inc. or Fitch, Inc., or, if unrated, determined by the management team to be of comparable quality. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk.
Early Close/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. In this regard, there is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective roles, this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund
Columbia Multi-Sector Municipal Income ETF	4

shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Index Methodology Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. The Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the index provider may not follow its stated methodology for construction of the Index and/or achieve the index provider’s intended performance objective. Errors may result in a negative performance impact to the Fund and its shareholders.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Limitations of Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of portfolio securities every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. For example, if the Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per share value of the Fund’s published basket of portfolio securities (i.e., the IIV), which could result in the market prices for Fund shares deviating from NAV. The Fund, the Investment Manager and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Investment Manager and their affiliates do not make any warranty as to the accuracy of these calculations.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could
5	Columbia Multi-Sector Municipal Income ETF

exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions of creation units, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at fair prices, preventing the Fund from tracking the Index. The municipal securities market is an over-the-counter market, which means that the Fund purchases and sells investments through municipal bond dealers. The Fund’s ability to sell investments held in its portfolio is dependent on the willingness and ability of market participants to provide bids that, in the view of portfolio management, reflect current market prices. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund's underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund's underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this connection, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Columbia Multi-Sector Municipal Income ETF	6

Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state's (state and its instrumentalities) financial, economic or other condition and prospects.
The Fund’s investments in municipal securities may include securities of issuers in the electric, transportation, education, and leasing sectors (collectively, these sectors compose the Municipal Core Revenue Sector), which subjects the Fund’s investments to the risks associated with those sectors, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities. Issuers in the Municipal Core Revenue Sector are subject to certain risks, including competitive pricing pressures, the rising cost of products and services (especially for companies dependent upon a relatively limited number of products or services), government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation, labor disputes, lease supply and demand, and technology obsolescence, amongst other factors and conditions.
The Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
New Fund Risk. The Fund is a newly-formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.
Passive Investment Risk. The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or other asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or other asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same return it is currently earning.
Repurchase Agreements  Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, the Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Tax Risk. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and in most cases, the U.S. federal alternative minimum tax). A portion of the Fund’s income from such bonds may be taxable to shareholders subject to the U.S. federal alternative minimum tax. Income from tax-exempt municipal obligations could be declared taxable, possibly retroactively, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, the non-compliant conduct of a bond issuer or under other circumstances. In such event, then the value of the security would likely fall and, as a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.
Valuation Risk. The sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate.
Performance Information
The Fund has not had a full calendar year of operations as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Beta Advantage® Multi-Sector Municipal Bond Index.
Updated performance information can be obtained by calling toll-free 888.800.4347 or visiting columbiathreadneedleetf.com.
Columbia Multi-Sector Municipal Income ETF	8

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Lead Portfolio Manager	July 2018
Anders Myhran, CFA	Portfolio Manager	Portfolio Manager	July 2018
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (typically broker-dealers) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
Tax Information
Generally, a substantial portion of the Fund’s distributions consists of exempt-interest dividends, which are generally not taxable to you for U.S. federal income tax purposes or for purposes of the U.S. federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
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© 2019 Columbia Management Investment Advisers, LLC.
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